UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): September 19, 2022

VAALCO Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable
(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously announced, VAALCO Energy, Inc., a Delaware corporation (“VAALCO”) and VAALCO Energy Canada ULC (“AcquireCo”), an Alberta unlimited liability company and an indirect wholly-owned subsidiary of VAALCO, entered into an Arrangement Agreement, dated as of July 13, 2022 (“arrangement agreement”), with TransGlobe Energy Corporation, an Alberta corporation (“TransGlobe”), pursuant to which, among other things, AcquireCo will acquire all of the issued and outstanding common shares of TransGlobe (the “arrangement”) with TransGlobe continuing as a direct wholly-owned subsidiary of AcquireCo and an indirect wholly-owned subsidiary of VAALCO. In connection with the Arrangement Agreement, VAALCO filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on August 30, 2022.

On August 31, 2022 following the filing of the definitive proxy statement, a purported VAALCO stockholder filed a lawsuit against VAALCO and its board of directors in the United States Federal District Court for the Southern District of New York captioned Budhraja v. VAALCO Energy, Inc. et al., Civil Action No. 22-cv-07470-MKV (the “Budhraja Complaint”).  On September 16, 2022, a purported VAALCO stockholder filed a lawsuit against VAALCO  and its board of directors in the United States Federal District Court for the Southern District of New York captioned Montgomery v. VAALCO Energy, Inc. et al., Civil Action No. 22-cv-07934 (the “Montgomery Complaint”). In addition, VAALCO has received demand letters from counsel for seven purported VAALCO stockholders (the “Demand Letters,” and together with the Budhraja Complaint and the Montgomery Complaint, the “Stockholder Actions”).

The Stockholder Actions each assert similar claims against VAALCO and its board of directors under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-9 promulgated under the Exchange Act, and allege, among other things, that the preliminary proxy statement filed with the SEC on August 19, 2022 and the definitive proxy statement filed with the SEC on August 30, 2022 misstated or omitted material information regarding the financial projections, the financial analyses performed by VAALCO’s financial advisor, and the approval process leading up to the signing of the arrangement agreement. The Stockholder Actions seek to enjoin the arrangement, or alternatively, rescission of the proposed arrangement or damages if consummated. The plaintiffs each also seek attorneys’ fees and other costs incurred in bringing the Stockholder Actions. Although the Stockholder Actions request injunctive relief, none of the plaintiffs has filed a motion to enjoin the arrangement as of the date of this Current Report on Form 8-K. VAALCO believes that the Stockholder Actions are without merit and intends to vigorously defend against them. Additional lawsuits and demand letters arising out of or relating to the arrangement agreement or the arrangement may be filed or made in the future, which could prevent or delay completion of the arrangement and result in additional costs to VAALCO. If additional similar complaints or demands are filed or made, absent new or different allegations that are material, VAALCO will not necessarily announce them.

VAALCO believes that the Stockholder Actions are without merit and that no supplemental disclosures are required under applicable laws. However, to moot the unmeritorious disclosure claims, to avoid the risk of the actions described above delaying or adversely affecting the arrangement, and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, VAALCO has determined to voluntarily make the following supplemental disclosures to the Proxy Statement as described in this Current Report on Form 8-K. Nothing in these supplemental disclosures shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the supplemental disclosures set forth herein.

Supplemental Disclosures

The following supplemental disclosures should be read in conjunction with the Proxy Statement, which in turn should be read in its entirety. To the extent that information herein differs from or updates information contained in the Proxy Statement, the information contained herein supersedes the information contained in the Proxy Statement. All page references are to pages in the Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

(a)
Amending and restating the second full paragraph of the “The Arrangement–Opinion of Financial Advisor to VAALCO–Selected Public Companies Analysis–TransGlobe” section of the definitive proxy statement on page 83 as follows:

For each selected public company, Stifel calculated multiples of enterprise value (defined as equity value, based on closing stock prices on July 12, 2022, plus total debt less cash) compared to projected earnings before interest, taxes, depreciation and amortization, commonly referred to as EBITDA, for calendar year 2022, the twelve months following May 31, 2022 (NTM), and calendar year 2023, as obtained from publicly available sources. The individual comparable company multiples together with the third quartile, first quartile, mean and median multiples implied by this analysis are set forth in the table below:

Company	EV/EBITDA (x)
	2022E		NTM		2023E
Kosmos Energy Ltd.	2.72	x	2.53	x	2.38	x
Energean plc	7.33	x	3.74	x	2.60	x
Africa Oil Corp.	2.06	x	2.17	x	2.24	x
Tullow Oil plc	2.92	x	2.91	x	2.90	x
Seplat Energy plc	1.99	x	2.07	x	2.15	x
BWE Energy Ltd.	3.34	x	1.77	x	1.25	x
i3 Energy plc	2.72	x	2.79	x	2.65	x
Panoro Energy ASA	1.93	x	1.64	x	1.44	x
Orca Energy Group	n/a		n/a		n/a
Pharos Energy plc	1.15	x	1.03	x	0.94	x
Perpetual Energy Inc.	1.98	x	2.16	x	2.33	x
Wentworth Resources plc	1.72	x	1.76	x	1.80	x
SDX Energy plc	0.96	x	0.89	x	0.83	x
3rd Quartile	2.77	x	2.60	x	2.44	x
Mean	2.57	x	2.12	x	1.96	x
Median	2.02	x	2.11	x	2.19	x
1st Quartile	1.88	x	1.73	x	1.39	x

(b)
Amending and restating the second full paragraph of the “The Arrangement–Opinion of Financial Advisor to VAALCO–Selected Public Companies Analysis–VAALCO” section of the definitive proxy statement on page 84 as follows:

For each selected public company, Stifel calculated multiples of enterprise value (defined as equity value, based on closing stock prices on July 12, 2022, plus total debt less cash) compared to projected EBITDA for calendar year 2022, the twelve months following May 31, 2022 (NTM), and calendar year 2023, as obtained from publicly available sources. The individual comparable company multiples together with the third quartile, first quartile, mean and median multiples implied by this analysis are set forth in the table below:

Company	EV/EBITDA (x)
	2022E		NTM		2023E
Kosmos Energy Ltd.	2.72	x	2.53	x	2.38	x
Energean plc	7.33	x	3.74	x	2.60	x
Africa Oil Corp.	2.06	x	2.17	x	2.24	x
Tullow Oil plc	2.92	x	2.91	x	2.90	x
Seplat Energy plc	1.99	x	2.07	x	2.15	x
BWE Energy Ltd.	3.34	x	1.77	x	1.25	x
Panoro Energy ASA	1.93	x	1.64	x	1.44	x
Orca Energy Group	n/a		n/a		n/a
Pharos Energy plc	1.15	x	1.03	x	0.94	x
Wentworth Resources plc	1.72	x	1.76	x	1.80	x
SDX Energy plc	0.96	x	0.89	x	0.83	x
3rd Quartile	2.87	x	2.44	x	2.35	x
Mean	2.61	x	2.05	x	1.85	x
Median	2.02	x	1.92	x	1.98	x
1st Quartile	1.77	x	1.67	x	1.30	x

(c)
Amending and restating the third full paragraph of the “The Arrangement–Opinion of Financial Advisor to VAALCO–Selected Precedent Transactions Analysis–TransGlobe” section of the definitive proxy statement on page 86 as follows:

Actual and estimated financial data of the selected transactions were based on publicly available information. The individual precedent transaction data/multiples together with the third quartile, first quartile, mean and median multiples implied by this analysis are set forth in the table below:

Date Announced	Target Name	Acquiror Name	Premium to Last Closing Price	Enterprise Value / Proved and Probable Reserves ($/boe)	Enterprise Value / Average Daily Production ($/boepd)	Enterprise Value / NTM EBITDA
U.K. Transactions
11/15/2019	Amerisur Resources plc	Geopark Limited	59%	13.23	42,002	0.77	x
10/15/2019	Eland Oil & Gas plc	Seplat Energy plc	29%	15.44	55,881	2.65	x
3/20/2019	Ophir Energy plc	Medco Energi Internasional PT	73%	10.69	24,944	2.53	x
11/26/2018	Faroe Petroleum plc	DNO ASA	34%	11.13	91,132	4.07	x
Canadian Transactions
12/9/2020	TORC Oil & Gas Ltd.	Whitecap Resources Inc.	-1%	8.42	48,985	7.59	x
11/9/2021	Storm Resources Ltd.	Canadian Natural Resources Ltd.	7%	4.51	36,755	3.78	x
8/10/2020	Painted Pony Energy Ltd.	Canadian Natural Resources Ltd.	17%	0.50	11,716	9.54	x
3rd Quartile			60%	12.18	52,433	5.83	x
Mean			46%	9.13	44,488	4.42	x
Median			32%	10.69	42,002	3.78	x
1st Quartile			15%	6.47	30,850	2.59	x

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. All statements other than statements of historical fact may be forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “forecast,” “outlook,” “aim,” “target,” “will,” “could,” “should,” “may,” “likely,” “plan,” “probably” or similar words may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K may include, but are not limited to, statements relating to (i) the proposed arrangement and its expected terms, timing and closing, including receipt of required approvals, if any, satisfaction of other customary closing conditions and expected changes and appointments to the executive team and board of directors; (ii) estimates of pro forma reserves and future drilling, production and sales of crude oil and natural gas; (iii) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies; (iv) expectations regarding VAALCO’s ability to effectively integrate assets and properties it may acquire as a result of the proposed arrangement into VAALCO’s operations (v) expectations regarding future exploration and the development, growth and potential of VAALCO’s and TransGlobe’s operations, project pipeline and investments, and schedule and anticipated benefits to be derived therefrom; (vi) expectations regarding future investments or divestitures; (vii) expectations of future dividends and returns to stockholders including share buybacks; (viii) expectations of future balance sheet strength and credit ratings including pro forma financial metrics; (ix) expectations of future equity and enterprise value; (x) expectations regarding the listing of the common stock, par value $0.10 of VAALCO (“VAALCO common stock”) on the New York Stock Exchange and London Stock Exchange; and delisting of TransGlobe shares from Nasdaq, the Toronto Stock Exchange and Alternative Investment Market; (xi) expectations regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders; (xii) expectations of future plans, priorities, focus and benefits of the proposed arrangement and the combined company; (xiii) the combined company’s environmental, social and governance related focus and commitments, and the anticipated benefits to be derived therefrom; (xiv) terms of hedging contracts; and (xv) expectations relating to resource potential and the potential to add reserves. Additionally statements relating to “reserves” are deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, that the reserves described exist in the quantities predicted or estimated and can be profitably produced in the future. Forward-looking statements regarding the percentage share of the combined company that are expected to be owned by existing VAALCO stockholders and TransGlobe shareholders have been calculated based on each company’s vested outstanding shares as of the date of the arrangement agreement. Dividends of VAALCO beyond the third quarter 2022 have not yet been approved or declared by the board of directors of VAALCO. Expectations with respect to future dividends, annualized dividends or other returns to stockholders, including share buybacks, are forward-looking statements. Investors are cautioned that such statements with respect to future dividends and share buybacks are non-binding. The declaration and payment of future dividends or the terms of any share buybacks remain at the discretion of the board of directors of VAALCO and will be determined based on VAALCO’s financial results, balance sheet strength, cash and liquidity requirements, future prospects, crude oil and natural gas prices, and other factors deemed relevant by the board of directors of VAALCO. The board of directors of VAALCO reserves all powers related to the declaration and payment of dividends. Consequently, in determining the dividend to be declared and paid on VAALCO common stock, the board of directors of VAALCO may revise or terminate the payment level at any time without prior notice. Such forward-looking statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: the ability to obtain stockholder, shareholder, court and regulatory approvals (if any) in connection with the proposed arrangement; the ability to complete the proposed arrangement on the anticipated terms and timetable; the possibility that various closing conditions for the arrangement may not be satisfied or waived; risks relating to any unforeseen liabilities of VAALCO and/or TransGlobe; the tax treatment of the proposed arrangement in the United States and Canada; declines in oil or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing and costs of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; the ability to generate cash flows that, along with cash on hand, will be sufficient to support operations and cash requirements; the ability to attract capital or obtain debt financing arrangements; currency exchange rates and regulations; actions by joint venture co-owners; hedging decisions, including whether or not to enter into derivative financial instruments; international, federal and state initiatives relating to the regulation of hydraulic fracturing; failure of assets to yield oil or gas in commercially viable quantities; uninsured or underinsured losses resulting from oil and gas operations; inability to access oil and gas markets due to market conditions or operational impediments; the impact and costs of compliance with laws and regulations governing oil and gas operations; the ability to replace oil and natural gas reserves; any loss of senior management or technical personnel; competition in the oil and gas industry; the risk that the proposed arrangement may not increase VAALCO’s relevance to investors in the international exploration and production industry, increase capital market access through scale and diversification or provide liquidity benefits for stockholders; and other risks described (i) under the caption “Risk Factors” in VAALCO’s 2021 Annual Report on Form 10-K, filed with the SEC on March 11, 2022 and VAALCO’s Second Quarter Quarterly Report on Form 10-Q, filed with the SEC on August 10, 2022; and (ii) in TransGlobe’s 2021 Annual Report on Form 40-F, filed with the SEC on March 17, 2022. Neither VAALCO nor TransGlobe is affirming or adopting any statements or reports attributed to the other (including prior oil and gas reserves information) in this Current Report on Form 8-K or made by the other outside of this Current Report on Form 8-K. More information on potential factors that could affect VAALCO’s or TransGlobe’s financial results were included in the preliminary and the definitive proxy statements that VAALCO has filed with the SEC in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO common stock in connection with the proposed arrangement. There may be additional risks that neither VAALCO nor TransGlobe presently knows, or that VAALCO or TransGlobe currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect VAALCO’s and TransGlobe’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. No obligation is being undertaken to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Important Information About the Proposed Arrangement and Where to Find It

In connection with the proposed arrangement, VAALCO has filed preliminary and definitive proxy statements with the SEC. The definitive proxy statement and other relevant documents have been sent or given to the stockholders of VAALCO as of the record date established for voting on the proposed arrangement and contain important information about the proposed arrangement and related matters. Stockholders of VAALCO and other interested persons are advised to read the definitive proxy statement, in connection with VAALCO’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the issuance of shares of VAALCO common stock in connection with the proposed arrangement because the proxy statement contains important information about VAALCO, TransGlobe and the proposed arrangement. The definitive proxy statement has been mailed to VAALCO’s stockholders as of a record date to be established for voting on the proposed arrangement. Stockholders will also be able to obtain, without charge, copies of (i) the proxy statement, (ii) the other filings with the SEC that have been incorporated by reference into the proxy statement and (iii) other filings containing information about VAALCO, TransGlobe and the proposed arrangement, at the SEC’s website at www.sec.gov or by directing a request to: VAALCO Energy, Inc., 9800 Richmond Avenue, Suite 700, Houston, TX 77042, Attention: Secretary, telephone: (713) 623-0801.

Participants in the Proposed Arrangement Solicitation

VAALCO, TransGlobe and their respective directors and executive officers may be deemed participants in the solicitation of proxies from VAALCO’s stockholders in connection with the proposed arrangement. VAALCO’s stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of VAALCO in VAALCO’s 2021 Annual Report on Form 10-K filed with the SEC on March 11, 2022, its proxy statement relating to its 2022 Annual Meeting of Stockholders filed with the SEC on April 22, 2022 and other relevant materials filed with the SEC when they become available; and (ii) regarding TransGlobe’s directors and officers in TransGlobe’s 2021 Annual Information Form, which is attached as Exhibit 99.1 to Form 40-F, filed with the SEC on March 17, 2022 and other relevant materials filed with the SEC when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to VAALCO’s stockholders in connection with the proposed arrangement is set forth in the proxy statement for the proposed arrangement. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed arrangement is included in the proxy statement that VAALCO has filed with the SEC.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed arrangement. This communication is for information purposes only and shall not constitute a recommendation to participate in the proposed arrangement or to purchase any securities. This communication does not constitute an offer to sell or issue, or the solicitation of an offer to buy, acquire or subscribe for any securities in any jurisdiction, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act, or by means of a prospectus approved by the U.K. Financial Conduct Authority, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: September 19, 2022
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller